                     SECURITIES AND EXCHANGE COMMISSION

                          Washington D. C.  20549

                                  ___________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                    January 19, 1995



                              Hecla Mining Company
    __________________________________________________________________
             (Exact name of registrant as specified in its charter)



                                    Delaware
    __________________________________________________________________
                 (State or other jurisdiction of incorporation)


            1-8491                              82-0126240
    __________________________________________________________________
    (Commission File Number)         (IRS Employer Identification No.)



     6500 Mineral Drive
     Coeur d'Alene, Idaho                         83814-8788
    __________________________________________________________________
     (Address of principal executive offices)     (Zip Code)



                              (208) 769-4100
    __________________________________________________________________
                       (Registrant's Telephone Number)





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Item 5.  Other Events.


         On January 19, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.



Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

         Exhibit A - Press Release dated January 19, 1995.



                                     SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        HECLA MINING COMPANY




                                        By  /s/ Michael B. White
                                          ------------------------------------
                                          Name:  Michael B. White
                                          Title: Vice President - General
                                                   Counsel and Secretary


Dated:  January 19, 1995





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